                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1999


                            MOHAWK INDUSTRIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                         01-19826                     52-1604305
-----------------            ------------------------        -------------------
(State or other              (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)


              160 South Industrial Blvd., Calhoun, Georgia  30701
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
          ------------

          On December 16, 1999, Mohawk Industries, Inc. ("Mohawk") issued a press release describing an increase of 5,000,000 shares to its existing stock repurchase program bringing the total authorized repurchases up to a total of 10,000,000 shares of its outstanding common stock. A copy of the press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     C.   Exhibits

          99.1   Press Release dated December 16, 1999

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Mohawk Industries, Inc.


Date: December 16, 1999                By: /s/ Frank H. Boykin
                                           --------------------
                                           Frank H. Boykin
                                           Corporate Controller

                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1      Press Release dated December 16, 1999